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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


      We hereby consent to the incorporation by reference in the Registration Statements on Form S-4 (No. 333-85527) and Form S-8 (No. 333-48343, No. 333-48345, No. 333-48349 and No. 333-48353) of Vlasic Foods International Inc. of our report dated September 15, 1999 appearing on page 44 of the Annual Report to Shareowners which is incorporated in this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
October 13, 1999